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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 17, 2005

UnitedGlobalCom, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-49658	84-1602895
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

4643 South Ulster Street, Suite 1300, Denver, CO 80237
(Address of Principal Executive Office)

(303) 770-4001
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e 4(c))

Item 1.01. Entry into a Material Definitive Agreement

        On January 17, 2005, UnitedGlobalCom, Inc. ("United") entered into an Agreement and Plan of Merger (the "Merger Agreement") among Liberty Media International, Inc., a Delaware corporation ("LMI"), Liberty Global, Inc., a newly-formed Delaware corporation and a wholly owned subsidiary of LMI ("Holdco"), and two newly-formed, transitory Delaware corporations that are wholly owned subsidiaries of Holdco. Upon the consummation of this transaction, Holdco will acquire all of the shares of capital stock of United that LMI does not already own. As of the date of this filing, LMI owns approximately 53.6% of the outstanding equity securities of United and approximately 91.0% of United's outstanding voting power. For more information about LMI's beneficial ownership of United's capital stock and LMI's relationship with United, please see LMI's Schedule 13D with respect to the capital stock of United, as amended through the date of this Report and filed with the Securities and Exchange Commission (the "Schedule 13D"). The information contained in the Schedule 13D is incorporated herein by reference.

        Under the Merger Agreement, two transitory subsidiaries of Holdco will be merged with and into LMI and United, respectively (the "Mergers"), with the result that LMI and United will become wholly owned subsidiaries of Holdco. In the Mergers: (a) each outstanding share of LMI Series A common stock and Series B common stock will be converted into one share of a corresponding series of Holdco common stock and (b) each outstanding share of United Class A common stock, United Class B common stock and United Class C common stock owned by persons other than LMI or its wholly owned subsidiaries or by United will be converted at the election of the holder into either (i) cash (the "Cash Election") in the amount of $9.58 per share or (ii) .2155 of a share of Holdco Series A common stock, plus cash in lieu of any fractional share (the "Stock Election"). Holders of United common stock who make the Cash Election are subject to proration to the extent necessary to cause the aggregate amount of cash paid pursuant to the Cash Elections not to exceed 20% of the overall value of the merger consideration paid to stockholders of United other than "Permitted Holders" within the meaning the Indenture, dated as of April 6, 2004, between United and The Bank of New York, as trustee, relating to United's outstanding 1 3/4% Convertible Senior Notes due April 15, 2024. Holders of United common stock who do not timely make a Cash Election or Stock Election will be deemed to have made the Stock Election.

        The board of directors of Holdco, immediately following the Mergers, will consist of five members of the current board of directors of LMI and five members of the current board of directors of United. Also, upon consummation of the Mergers, shares of Class A common stock of United will cease to be publicly traded. Holdco Series A common stock and Series B common stock are expected to be listed on the Nasdaq National Market.

        The Merger Agreement is subject to customary conditions, including, without limitation, the approval of LMI's and United's shareholders. In the case of United's shareholders, it is condition to the Mergers that the holders of a majority of the outstanding shares of United Class A common stock not beneficially owned by LMI or Liberty Media Corporation ("LMC") or any of their respective subsidiaries or any of the executive officers or directors of LMI, LMC or United approve the merger to which United is a party. A special committee of independent directors of United's board of directors formed to negotiate the terms of the Mergers made it a condition of United's execution of the Merger Agreement that John C. Malone, Chairman of the Board, President and Chief Executive Officer of LMI, enter into a voting agreement with United, pursuant to which Mr. Malone has agreed, in his capacity as a stockholder of LMI, to vote in favor of the Merger Agreement and the merger to which LMI is a party at the stockholders meeting of LMI to be called for that purpose. Under the Merger Agreement, LMI is required to vote its shares, subject to the terms and conditions of the Merger Agreement, in favor of the Merger Agreement and the merger to which United is a party at the stockholders meeting of United to be called for that purpose.

        The Merger Agreement contains customary representations, warranties and covenants. It may also be terminated by the parties under the circumstances described in the Merger Agreement.

        A copy of the Merger Agreement is included herein as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement.

Additional Information

        In connection with the proposed transaction, LMI and United will file a proxy and information statement/prospectus with the Securities and Exchange Commission. Stockholders of each company are urged to read the joint proxy statement/prospectus regarding the proposed transaction when it becomes available because it will contain important information. Stockholders will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about LMI and United, without charge, at the SEC's Internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to Liberty Media International, Inc., 12300 Liberty Boulevard, Englewood, Colorado 80112, Attention: Investor Relations Telephone: (877) 783-7676, or to UnitedGlobalCom, Inc., 4643 South Ulster Street, Suite 1300, Denver, Colorado 80237, Attn: Investor Relations Department Telephone (303) 770-4001.

Participants in Solicitation

        The respective directors and executive officers of LMI and United and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding LMI's directors and executive officers is available in its registration statement on Form S-1/A filed with the SEC by LMI on July 19, 2004 and in its current report on Form 8-K filed with the SEC by LMI on November 12, 2004, and information regarding United's directors and executive officers is available in its proxy statement filed with the SEC by United on October 25, 2004. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Item 9.01 Financial Statements and Exhibits

  (c)
  Exhibits.

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated January 17, 2005, by and among Liberty Global, Inc. (formerly known as New Cheetah, Inc.), Liberty Media International, Inc., UnitedGlobalCom, Inc., Cheetah Acquisition Corp. and Tiger Global Acquisition Corp., incorporated by reference from Form 8-K of Liberty Media International, Inc. (SEC File No. 000-50671) filed with the Commission on January 19, 2005.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITEDGLOBALCOM, INC.
By:	/s/ ELLEN P. SPANGLER Ellen P. Spangler Senior Vice President of Legal and Business Affairs
Date: January 24, 2005

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  Item 1.01. Entry into a Material Definitive Agreement
  Item 9.01 Financial Statements and Exhibits
SIGNATURE